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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934







       Date of Report (Date of earliest event reported): January 21, 2000


                             CHOLESTECH CORPORATION
             (Exact name of registrant as specified in its charter)

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
         CALIFORNIA                           000-20198                              94-3065493
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(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                3347 INVESTMENT BLVD., HAYWARD, CALIFORNIA 94545
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                   (Address of principal executive offices of
                        Registrant, including zip code)


                                 (510) 732-7200
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              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 21, 2000, Cholestech Corporation, a California corporation (the "Company"), completed the purchase ("Purchase") of certain of the assets and the assumption of certain obligations of Health Net, Inc., a Louisiana corporation ("Health Net"). The Purchase was made pursuant to the terms and conditions of an Asset Purchase Agreement dated January 21, 2000 by and among the Company, WellCheck Inc., a California company and wholly-owned subsidiary of the Company ("WellCheck"), Health Net and Thomas M. Chauvin and Vikki L. Chauvin, the shareholders of Health Net. Under the terms of the Agreement, the Company paid approximately $2,200,000 in cash, $500,000 in a promissory note and it issued 51,010 shares of its Common Stock valued at approximately $300,000. In addition, the Company assumed certain obligations of Health Net. The purchase price was determined through an arm's-length negotiation between the parties.

     Health Net markets and administers medical diagnostic testing services for various venue events, corporations, and pharmacies. After the purchase, Health Net's marketing and administrative functions will be incorporated into WellCheck, the Company's new national testing service which will be responsible for ongoing testing programs in retail venues, corporate facilities, and other sites convenient to consumers and will be a primary vehicle for attracting members to the Company's website.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The Registrant will file the required financial statements of the business acquired under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

     b.   PRO FORMA FINANCIAL INFORMATION.

          The Registrant will file the required pro forma financial information under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

     c.   EXHIBITS.

          2.1 Asset Purchase Agreement dated January 21, 2000 by and among Cholestech Corporation, WellCheck Inc., Health Net, Inc., Thomas
               M. Chauvin and Vikki L. Chauvin.

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          99.1 Press Release

     Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Acquisition Agreement have been omitted. The Registrant agrees to supplementary furnish such schedules upon request of the Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHOLESTECH CORPORATION

Dated: February 4, 2000         By: /s/ WARREN E. PINCKERT II
                                    -------------------------------------
                                    Warren E. Pinckert II, President and
                                    Chief Executive Officer


Dated: February 4, 2000         By: /s/ ANDREA J. TILLER
                                    -------------------------------------
                                    Andrea J. Tiller, Vice President of Finance,
                                    Chief Financial Officer, Treasurer and
                                    Secretary (Principal Financial and
                                    Accounting Officer)

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